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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 12, 1996 included in Data Translation II, Inc.'s Form 10 for the year ended November 30, 1995 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 22, 1996